Income taxes (Details 2) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
Tax loss carryforwards	$ 27,226	$ 83,394
Research and development deductions and investment tax credits	0	27,168
Tax values of depreciable assets in excess of accounting values	69	3,008
Share issue costs and other	486	1,230
Total deferred tax assets	27,781	114,800
Valuation allowance	(27,398)	(114,480)
Net deferred tax assets	$ 383	$ 320